Virtus Wealth Masters Fund

Virtus Wealth Masters Fund,

a series of Virtus Opportunities Trust

Supplement dated December 31, 2014 to the Summary and

Statutory Prospectuses dated January 28, 2014, as supplemented

Important Notice to Investors

The disclosure under “Principal Investment Strategies” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby amended to add the following disclosure:

The manner in which the index is constructed is likely to result in the fund’s assets generally being focused in one or more market sectors. For example, companies eligible for inclusion in the index based upon the first requirement of having an individual with significant wealth in a control position are often companies in the consumer discretionary sector; therefore, it would not be unusual for the fund’s assets to be similarly focused in the consumer discretionary sector.